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                                                                    EXHIBIT 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     As independent certified public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K, into The Wackenhut Corporation's previously filed Registration Statements on Form S-8 (Registration Statement File Nos. 333-59159, 333-11833, 333-11837, 333-46399,
333-80607, 333-38344, 333-65766, 333-65764, and 333-65800).


ARTHUR ANDERSEN LLP




West Palm Beach, Florida,
   February 26, 2002.